          As filed with the Securities and Exchange Commission on April 13, 1998


                                                       Registration No. 33-81035
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             CORRPRO COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Ohio                                                34-1422570
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                              1090 Enterprise Drive
                               Medina, Ohio 44256
                                 (330) 723-5082
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                  Joseph W. Rog
          Chairman of the Board, President and Chief Executive Officer
                             Corrpro Companies, Inc.
                              1090 Enterprise Drive
                               Medina, Ohio 44256
                                 (330) 723-5082

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code of Agent for Service)

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                                   Copies to:

                            Albert N. Salvatore, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
                              2100 Bank One Center
                             600 Superior Avenue, E.
                           Cleveland, Ohio 44114-2653

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  Approximate date of commencement of proposed sale to public: Not applicable.



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If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]


If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]


If this form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act, check the following box and list the Securities Act registration statement of the earlier effective registration statement for the same offering. [ ] _______________________

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________________________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                   -------------------------------------------





                         DEREGISTRATION OF SECURITIES

         The selling shareholders of Corrpro Companies, Inc. (the "Selling Shareholders") have completed their public offering of 529,685 Common Shares, without par value (the "Common Shares"). In connection with this offering, the Selling Shareholders sold 11,957 Common Shares. This Post-Effective Amendment No. 1 is filed in order to deregister the 517,728 Common Shares that were not sold, as described above.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Medina, State of Ohio, on April 13, 1998.



                                          CORRPRO COMPANIES, INC.


                                     By:  /s/  Joseph W. Rog
                                          ------------------------------------
                                                      Joseph W. Rog
                                          Chairman of the Board, President and
                                                 Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on April 13, 1998.


             Signature                                                                Title
             ---------                                                                -----

/s/ Joseph W. Rog*                                           Chairman of the Board, President, Chief
-----------------------------------------                    Executive Officer and Director
         Joseph W. Rog                                       (Principal Executive Officer)


/s/ Robert E. Hodge*                                         Director
-----------------------------------------
         Robert E. Hodge

/s/ David H. Kroon*                                          Director
-----------------------------------------
         David H. Kroon

/s/ C. Richard Lynham*                                       Director
-----------------------------------------
         C. Richard Lynham

                                                             Director
-----------------------------------------
         Warren F. Rogers

/s/ Barry W. Schadeck*                                       Director
-----------------------------------------
         Barry W. Schadeck

                                                             Director
-----------------------------------------
         Walter W. Williams

/s/ Neal R. Restivo*                                         Senior Vice President and Chief Financial
-----------------------------------------                    Officer (Principal Financial Officer and
         Neal R. Restivo                                     Principal Accounting Officer)





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*The undersigned, by signing his name hereto, does sign this Post-Effective
Amendment No. 1 to Registration Statement on behalf of the above named Directors and officers of Corrpro Companies, Inc. pursuant to a Power of Attorney executed on behalf of such Directors and officers which has been filed with the Securities and Exchange Commission.



                                  By:  /s/  Neal R. Restivo
                                       -----------------------------------
                                       Neal R. Restivo, Attorney-in-Fact